SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 3, 2004
Date of Report (Date of earliest event reported)

iParty Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-25507	76-0547750
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

270 Bridge Street, Suite 301, Dedham, Massachusetts		02026
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 329-3952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On November 3, 2004, iParty Corp. issued a press release announcing its unaudited results of operations for the third fiscal quarter of 2004 ended September 25, 2004 and sales for the month of October 2004.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including the exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits

99.1                           Press release of iParty Corp. dated November 3, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iParty Corp.

Date: November 3, 2004	By:	/s/ Sal Perisano
Sal Perisano
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release of iParty Corp. dated November 3, 2004